[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed

Exhibit 10.17(bb)

Amendment No. 11

This Amendment No. 11 (this “Amendment”) is entered into as of November 13, 2021, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of France, having its registered office located at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 4545 Airport Way, Denver, Colorado 80239 USA (the “Buyer” and, together with the Seller, the “Parties”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”); and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as provided herein.

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE SELLER AND THE BUYER AGREE AS FOLLOWS:

Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

    1
Confidential

1.DEFINITIONS

1.1The Parties agree to either insert in alphabetical order or amend and restate, as the case may be, the following definitions in Clause 0 of the Agreement:

[***]

A321 Supplemental Aircraft – an A321-200NX aircraft identified as an “A321 Supplemental Aircraft” in the delivery schedule set forth in Clause 9.1 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A321 Airframe and all components, equipment, parts and accessories installed in or on such A321 Airframe and the A321 Propulsion System installed thereon upon delivery.

[***]

Amendment No. 11 – means that certain Amendment No. 11 to this Agreement dated as of November 13, 2021 between the Buyer and the Seller.

2.DELIVERY

2.1The delivery schedule table set forth in Clause 9.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table attached hereto as Attachment I.

2.2Inexcusable Delay - Delivery Period for [***]

Clause 11.1 of the Agreement is hereby amended by adding the following at the end thereof:

“11.1.5    Notwithstanding anything to the contrary in the Agreement, in respect to [***] (i) [***], (ii) [***], and (iii) [***]

3.PREDELIVERY PAYMENTS

3.1(a) Clause 5.3.2(b) of the Agreement is hereby amended by adding the following at the end thereof:

2 Confidential

[***]

[***]

3.1(b) Clause 5.3.2(c) of the Agreement is hereby amended by adding the following at the end thereof:

[***]

[***]

3.2Clauses 5.3.3(b) and 21.6(o) of the Agreement are each hereby amended by replacing in each instance of the use of the term [***] with [***]

3.3Clause 5.3.3(c) is hereby added to the Agreement to read in its entirety as follows:

“5.3.3(c)    For each [***] Predelivery Payments will be paid to the Seller according to the following schedule:

Payment No.	Payment Date	Fixed amount or Percentage of applicable Predelivery Payment Reference Price

1	[***]	[***]
2	[***]	[***]

3 Confidential

Payment No.	Payment Date	Fixed amount or Percentage of applicable Predelivery Payment Reference Price
3	[***]	[***]
[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
	Total payment prior to Delivery	[***]

For each [***] Predelivery Payments will be paid to the Seller according to the following schedule:

Payment No.	Payment Date	Fixed amount or Percentage of applicable Predelivery Payment Reference Price

1	[***]	[***]

4 Confidential

Payment No.	Payment Date	Fixed amount or Percentage of applicable Predelivery Payment Reference Price
2	[***]	[***]
3	[***]	[***]
[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
	Total payment prior to Delivery	[***]

3.4Clause 21.6(o) of the Agreement is hereby amended to add the following quoted text immediately after the last table therein:
[***], the Predelivery Payment schedule [***] shall be:

5 Confidential

Payment No.	Payment Date	Percentage of applicable Predelivery Payment Reference Price
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
	Total payment prior to Delivery	[***]

6 Confidential

[***], the Predelivery Payment schedule [***] shall be:

Payment No.	Payment Date	Percentage of applicable Predelivery Payment Reference Price
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]

7 Confidential

Payment No.	Payment Date	Percentage of applicable Predelivery Payment Reference Price
	Total payment prior to Delivery	[***]

[***]

3.5[***]

3.6The last sentence of Clause 21.6(b)(B) of the Agreement is hereby deleted in its entirety and replaced with the following:

[***]

4.[***]

Amended and Restated Letter Agreement No. 7 dated December 28, 2017 is hereby amended by adding a new paragraph 12.4 to read in its entirety as follows:

[***]

(i)[***]
(ii)[***]

8 Confidential

[***]

[***]

[***]

[***]

a)[***]
b)[***]

5.INCREMENTAL CUSTOMER SUPPORT [***]

In respect of each Incremental Aircraft, Clause 12.2 of Amended and Restated Letter Agreement No. 7 dated December 28, 2017 is hereby amended by inserting the following quoted text immediately after Clause 12.2(e):

[***]

6.PERFORMANCE GUARANTEE

9 Confidential

[***]

7.ADDITIONAL AMENDMENTS

In addition to the amendments set forth above, the Parties agree, effective as of the date hereof, certain other terms of the Agreement are amended as set forth on Appendix A attached hereto. Notwithstanding the foregoing, the Parties agree that, if the Buyer delivers to the Seller the [***], the Agreement shall [***]

8.EFFECT OF AMENDMENT

This Amendment shall terminate and be of no further force and effect, and the Parties shall have no obligation or liability to the other, whether in contract, tort or otherwise in respect hereof at the close of business, November 15, 2021 unless [***]

For purpose of this Clause 8:

[***]

[***]

The Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its terms. Except as otherwise provided by the terms and conditions hereof, this Amendment contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both Parties agree that this Amendment will constitute an integral, non-severable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

10 Confidential

9.MISCELLANEOUS

This Amendment is subject to the provisions of Clauses 21, 22.6 and 22.11 of the Agreement.

10.COUNTERPARTS

This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

11 Confidential

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By: /s/ Benôit de Saint-Exupéry

Name: Benôit de Saint-Exupéry

Title: Senior Vice President, Contracts

Frontier Airlines, Inc.

By: /s/ Howard Diamond

Name: Howard Diamond

Title: General Counsel

Confidential

Appendix A to Amendment No. 11

1.SALE AND PURCHASE

1.1Clause 1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“1.1 The Seller will sell and deliver to the Buyer, and the Buyer will purchase and take delivery of three hundred five (305) Aircraft, consisting of eighty (80) A320 Backlog Aircraft, forty- nine (49) A320 Incremental Aircraft, sixty-seven (67) A321 Incremental Aircraft, eighteen
(18) A321XLR Aircraft and ninety-one (91) A321 Supplemental Aircraft, from the Seller, subject to the terms and conditions contained in this Agreement.

1.2Pursuant to Amendment No. 7 to the Agreement, the parties agreed to convert the Aircraft identified in Clause 9.1 of this Agreement [***] as Aircraft Ranks 147, 149, 150, 152, 158, 159, 161, 165, 166, 167, 168, 187, 188, 190, 197, 198, 200 and 201 from A320 Incremental Aircraft to A321XLR Aircraft.

1.3[***]

2.DEFINITIONS

2.1The Parties agree to either insert in alphabetical order or amend and restate, as the case may be, the following definitions in Clause 0 of the Agreement:

[***]

Incremental Aircraft – the A320 Incremental Aircraft, the A321 Incremental Aircraft, the A321XLR Aircraft and the Supplemental Aircraft.

Supplemental Aircraft – the [***] A321 Supplemental Aircraft [***].

3.PROPULSION SYSTEMS

3.1Clause 2.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

13 Confidential

Appendix A to Amendment No. 11

“2.3    Propulsion Systems

2.3.1Each A320 Airframe will be equipped with a set of two (2) CFM International, Inc. (“CFM ”) model LEAP-1A26 engines or two (2) International Aero Engines, LLC (“IAE”) model PW1127G-JM engines [***] (upon selection such set, an “A320 Propulsion System”). [***]

Each A319 Airframe will be equipped with a set of two (2) CFM model LEAP-1A24 engines or two (2) IAE model PW1124G-JM engines (upon selection such set, an “A319 Propulsion System”).

Each A321 Airframe will be equipped with a set of two (2) CFM model LEAP-1A32 engines, two (2) CFM model LEAP-1A33B2 engines, two (2) IAE model PW1133G-JM engines, [***] or two (2) IAE model PW1133G1-JM engines (upon selection such set, an “A321 Propulsion System”), [***]

Each A321XLR Airframe will be equipped with a set of two (2) CFM model LEAP- 1A32, two (2) CFM model LEAP-1A33B2 engines, two (2) IAE model PW1133G- JM engines, or two (2) IAE model PW1133G1-JM engines (upon selection such set, an “A321XLR Propulsion System”).

2.3.2For Backlog Aircraft the Buyer has selected the respective CFM Engine as the A320 Propulsion System, A319 Propulsion System and A321 Propulsion System.

2.3.3For Incremental Aircraft (excluding Supplemental Aircraft) the Buyer has selected the IAE model PW1127G-JM in respect of A320 Incremental Aircraft, [***] and the IAE model PW1133G-JM in respect of [***] A321 Incremental Aircraft (excluding Supplemental Aircraft). [***]

14 Confidential

Appendix A to Amendment No. 11

2.3.4The Buyer shall notify the Seller in writing, no later than [***]

2.3.5As of the date of Amendment No. 11 the Buyer has not selected the propulsion system or Propulsion System Manufacturer for the Supplemental Aircraft. The Buyer shall notify the Seller in writing [***]

2.3.6As of the date of Amendment No. 11, [***]

4.PRICE

15 Confidential

Appendix A to Amendment No. 11

Clause 3.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“3.1    Base Price of the Aircraft

The Base Price of the Aircraft is the sum of:

(i)[***]
(ii)[***]

3.1.1Base Price of the A320 Airframe

3.1.1.1In respect of the A320 Backlog Aircraft, the Base Price of the A320 Airframe is the sum of the following base prices:

(i)[***]

(ii)[***]

(iii)[***]

The Base Price of the A320 Airframe has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***].

3.1.1.2In respect A320 Incremental Aircraft [***], the Base Price of the A320 Airframe is the sum of the following base prices:

(i)[***]

(ii)[***]

(iii)[***]

The Base Price of the A320 Airframe for the A320 Incremental Aircraft has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***].

3.1.2Base Price of the A320 Propulsion System

3.1.2.1For A320 Backlog Aircraft the Base Price of a set of two (2) CFM model LEAP- 1A26 engines is:

[***]

Said Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the reference price indicated by CFM and set forth in Part 2 of Exhibit C.

16 Confidential

Appendix A to Amendment No. 11

For A320 Incremental Aircraft [***], the Base Price of a set of two (2) CFM model LEAP-1A26 engines is:

[***]

Said Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the reference price indicated by CFM and set forth in Part 2 of Exhibit C.

3.1.2.2For A320 Incremental Aircraft, the Base Price of a set of two (2) IAE model PW1127G-JM engines [***] is:

[***]

17 Confidential

Appendix A to Amendment No. 11

3.1.3Base Price of the A319 Airframe

In respect of A319 Backlog Aircraft, the Base Price of the A319 Airframe is the sum of the following base prices:

(i)[***]

(ii)[***]

(iii)[***]

3.1.3.1The Base Price of the A319 Airframe has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***].

3.1.4Base Price of the A319 Propulsion System

3.1.4.1The Base Price of a set of two (2) CFM model LEAP-1A24 engines for the A319 Aircraft is:

[***]

Said Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the reference price indicated by CFM and set forth in Part 2 of Exhibit C.

18 Confidential

Appendix A to Amendment No. 11

3.1.5Base Price of the A321 Airframe

3.1.5.1In respect of the A321 Backlog Aircraft, the Base Price of the A321 Airframe is the sum of the following base prices:

(i)[***]

(ii)[***]

(iii)[***]

3.1.5.1The Base Price of the A321 Airframe has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***].

3.1.5.2In respect of the A321 Incremental Aircraft and A321 Supplemental Aircraft, the Base Price of the A321 Airframe is the sum of the following base prices:

(i)[***]

(ii)[***]

(iii)[***]

19 Confidential

Appendix A to Amendment No. 11

The Base Price of the A321 Airframe for the A321 Incremental Aircraft has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***].

3.1.6Base Price of the A321 Propulsion System

3.1.6.1For A321 Backlog Aircraft, the Base Price of a set of two (2) CFM model LEAP- 1A32 engines is:

[***].

Said Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the reference price indicated by CFM International and set forth in Part 2 of Exhibit C.

For A321 Incremental Aircraft and A321 Supplemental Aircraft, the Base Price of a set of two (2) CFM model LEAP-1A32 engines is:

[***]; or

for CFM model LEAP-1A33B2 engines (if selected by the Buyer) is:
[***]

Said Base Prices has been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the reference prices indicated by CFM and set forth in Part 2 of Exhibit C.

3.1.6.2For A321 Incremental Aircraft and A321 Supplemental Aircraft, the Base Price of a set of two (2) IAE model PW1133G-JM engines [***] is:

[***], or

for IAE model PW1133G1-JM engines (if selected by the Buyer) is:

20 Confidential

Appendix A to Amendment No. 11

[***]

Said Base Prices have been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the reference prices indicated by IAE and set forth in Part 3 of Exhibit C.

3.1.7Base Price of the A321XLR Airframe

For A321XLR Aircraft [***] the Base Price of the A321XLR Airframe is the sum of the following base prices:

(i)[***],

(ii)[***],

(iii)[***].

The Base Price of the A321XLR Airframe for the A321XLR Aircraft has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***].

3.1.8Base Price of the A321XLR Propulsion System

3.1.8.1For A321XLR Aircraft, the Base Price of a set of two (2) CFM model LEAP- 1A32 engines is:

[***]; or

21 Confidential

Appendix A to Amendment No. 11

for CFM model LEAP-1A33B2 engines (if selected by the Buyer) is:
[***]

Said Base Prices have been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the reference prices indicated by CFM International and set forth in Part 2 of Exhibit C.

3.1.1.2For A321XLR Aircraft, the Base Price of a set of two (2) IAE model PW1133G-JM engines is:

[***], or

for IAE model PW1133G1-JM engines (if selected by the Buyer) is:

[***].

Said Base Prices have been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the reference prices indicated by IAE and set forth in Part 3 of Exhibit C.”

5.DELIVERY

5.1Clause 9.1 of the Agreement is hereby amended by deleting all text after the delivery schedule table in its entirety and replacing it with the following quoted text:

“The Seller will give the Buyer written notice of the scheduled delivery month of each [***] at least [***], in each case, before the first day of the Scheduled Delivery Quarter of the respective Aircraft, which shall be a calendar month within such Scheduled Delivery Quarter (the “Scheduled Delivery Month”).

The Seller will give the Buyer [***] of the anticipated date on which the Aircraft will be Ready for Delivery.

22 Confidential

Appendix A to Amendment No. 11

[***]

6.SPECIFICATION MATTERS

Amended and Restated Letter Agreement No. 4 dated December 28, 2017 is hereby amended by adding a new paragraph 1.8 to read in its entirety as follows:

“1.8 (a) [***]

(b) [***]

7.TYPE FLEXIBILITY

Clause 2.1(viii)(e) of Second Amended and Restated Letter Agreement No. 3, dated October 9, 2019, is hereby deleted in its entirety and replaced with the following:

[***]

8.LETTER AGREEMENT NO. 10 – [***]

8.1Amended and Restated Letter Agreement No. 10, dated as of October 9, 2019 is hereby amended by deleting the definition of [***] in its entirety and replacing it with the following:

[***]

23 Confidential

Appendix A to Amendment No. 11

8.2Paragraph 2.5(a) of Amended and Restated Letter Agreement No. 10, dated as of October 9, 2019 is hereby amended by replacing in each instance of the use of the reference [***] with [***]

24 Confidential

Appendix B to Amendment No. 11

1.[***]

1.1[***]

1.2[***]

2.[***]

2.1[***]

3.[***]

3.1[***]

25 Confidential

Appendix B to Amendment No. 11

4.[***]

[***]

26 Confidential

Appendix B to Amendment No. 11

5.[***]

[***]

6.[***]

[***]

27 Confidential

Appendix B to Amendment No. 11

7.[***]

[***]

8.[***]

[***]

28 Confidential

Attachment I to Amendment No. 11

Delivery Schedule Table

29 Confidential